Discontinued Operations and Assets Held for Sale (Allocation of Shareholders' Income (Loss) Between Continuing and Discontinued Operations) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Discontinued Operations
Income (loss) from continuing operations attributable to common shareholders	$ 22,982	$ (135,724)	$ (65,463)
Income (loss) from discontinued operations attributable to common shareholders	130,062	9,579	96,879
Net income (loss) attributable to common shareholders	$ 153,044	$ (126,145)	$ 31,416